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                                                                  EXECUTION COPY
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                              SERVICING AGREEMENT

                                    between

                      BANC OF AMERICA FUNDING CORPORATION,

                                 as Depositor,

                                      and

                     BANK OF AMERICA, NATIONAL ASSOCIATION,

                                  as Servicer,

                              Dated April 28, 2006

                                   ----------

                       Mortgage Pass-Through Certificates

                                 Series 2006-D

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Section 2.02.   Subservicing; Enforcement of the Obligations of

Section 2.05.   Maintenance of Primary Mortgage Insurance Policy;
                   Claims; Collections of BPP Mortgage Loan Payments..........7
Section 2.06.   Master Servicer to Act as Servicer............................8
Section 2.07.   Collection of Mortgage Loan Payments and BANA Custodial
                   Account....................................................8
Section 2.08.   Collection of Taxes, Assessments and Similar Items;
                   Escrow Account............................................11
Section 2.09.   Access to Certain Documentation and Information

Section 2.12.   Enforcement of Due-On-Sale Clauses; Assumption
                   Agreements................................................14
Section 2.13.   Realization Upon Defaulted Mortgage Loans; REO
                   Property..................................................15
Section 2.14.   Trustee to Cooperate; Release of Mortgage Files..............18
Section 2.15.   Documents, Records and Funds in Possession of the

Section 2.18.   Annual Independent Public Accountants' Servicing
                   Statement; Financial Statements; Provision of

                                      -i-

Section 4.03.   Limitation on Liability of the Servicer......................26
Section 4.04.   Servicer Not to Resign.......................................27
Section 4.05.   Representations, Warranties and Covenants of the

Section 6.01.   Termination upon Purchase by the Master Servicer or

EXHIBITS

Exhibit A     Form of Certification of Establishment of Account..............A-1
Exhibit B     Form of Servicer's Certification...............................B-1
Exhibit C-1   Form of Delinquency Report...................................C-1-1
Exhibit C-2   Form of Monthly Remittance Advice............................C-1-2
Exhibit C-3   Realized Loss Report.........................................C-1-2

                                      -ii-

                               SERVICING AGREEMENT

     THIS SERVICING AGREEMENT, dated April 28, 2006 (the "Agreement"), is hereby executed by and between BANC OF AMERICA FUNDING CORPORATION, as depositor
(together with its permitted successors and assigns, the "Depositor") and BANK
OF AMERICA, NATIONAL ASSOCIATION, as Servicer (together with its permitted successors and assigns, the "Servicer").

                                WITNESSETH THAT:
                                ---------------

     WHEREAS, pursuant to the Mortgage Loan Purchase Agreement, dated April 28,
2006, by and between the Depositor and the Servicer, the Servicer shall convey the BANA Mortgage Loans on a servicing-retained basis to the Depositor, which in turn shall convey the BANA Mortgage Loans to the Trustee under a pooling and servicing agreement dated as of April 28, 2006 (the "Pooling and Servicing
Agreement"), among U.S. Bank National Association, as trustee (the "Trustee"), the Depositor and Wells Fargo Bank, N.A., as master servicer (the "Master
Servicer") and as securities administrator (the "Securities Administrator");

     WHEREAS, the Depositor desires that the Servicer service the BANA Mortgage
Loans pursuant to this Agreement, and the Servicer agrees to do so;

     WHEREAS, the Depositor and the Servicer acknowledge and agree that the
Depositor will assign all of its rights hereunder to the Trustee, and the
Trustee then shall succeed to all rights of the Depositor under this Agreement;

     WHEREAS, the Master Servicer shall be obligated under the Pooling and
Servicing Agreement, among other things, to supervise the servicing of the BANA
Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Servicing Agreement upon the occurrence and continuance of an Event of
Default as provided herein;

     NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Depositor and the Servicer hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01. Defined Terms.

     BANA Custodial Account: The separate Eligible Account or Accounts created and maintained by BANA pursuant to Section 2.07(b).

     BANA Mortgage Loans: The mortgage loans serviced by BANA and identified as such on the Mortgage Loan Schedule and which are also identified on the BANA
Mortgage Loan Schedule attached hereto.

                                      -1-

     BANA Mortgage Loan Schedule: The mortgage loan schedule attached hereto as
Schedule I containing the same fields as are set forth on the Mortgage Loan
Schedule.

     Buy-Down Account: The separate Eligible Account or Accounts created and maintained by the Servicer pursuant to Section 2.23.

     Buy-Down Agreement: An agreement governing the application of Buy-Down
Funds with respect to a Buy-Down Mortgage Loan.

     Buy-Down Funds: Money advanced by a builder, seller or other interested party to reduce a Mortgagor's monthly payment during the initial years of a
Buy-Down Mortgage Loan.

     Buy-Down Mortgage Loan: Any Mortgage Loan in respect of which, pursuant to a Buy-Down Agreement, the monthly interest payments made by the related
Mortgagor will be less than the scheduled monthly interest payments on such
Mortgage Loan, with the resulting difference in interest payments being provided from Buy-Down Funds.

     Determination Date: As to any Distribution Date, the 16th day of the month of the related Distribution Date or, if such 16th day is not a Business Day, the
Business Day immediately preceding such day.

     Exchange Act: The Securities Exchange Act of 1934, as amended.

     Monthly Advance: The payment required to be made by the Servicer with respect to any Distribution Date pursuant to Section 2.19, the amount of any such payment being equal to the aggregate of Monthly Payments (net of the
Servicing Fee) on the BANA Mortgage Loans (including any REO Property) serviced by the Servicer that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Servicer has determined would constitute a Nonrecoverable Advance if advanced.

     Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB),
17 C.F.R. Sections 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act
Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

     Remittance Date: As to any Distribution Date, by 2:00 p.m. Eastern time on the 18th calendar day of each month, or if such day is not a Business Day, the
Business Day immediately preceding such day.

     Securities Act: The Securities Act of 1933, as amended.

     Serviving Criteria: As defined in Section 2.18 of this Agreement.

     Servicing Fee: With respect to each BANA Mortgage Loan and Distribution
Date, the amount of the fee payable to the Servicer, which shall, for such
Distribution Date, be equal to one-twelfth of the product of the Servicing Fee
Rate with respect to such BANA Mortgage Loan and the Stated Principal Balance of such BANA Mortgage Loan, subject to reduction as provided in Section 2.16. Such fee shall be payable monthly, computed on the basis of the same Stated Principal
Balance and period respecting which any related interest payment on a BANA

                                      -2-

Mortgage Loan is computed. The Servicer's right to receive the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 2.10) of related Monthly Payments collected by the
Servicer, or as otherwise provided under Section 2.10.

     Servicing Fee Rate: With respect to each BANA Mortgage Loan, a per annum rate as described in the BANA Mortgage Loan Schedule.

     Servicing File: The items pertaining to a particular BANA Mortgage Loan referred to in Exhibit D hereto, and any additional documents required to be added to the Servicing File pursuant to this Agreement.

     Servicing Officer: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the BANA Mortgage Loans whose name appears on a list of servicing officers furnished to the Master Servicer by the
Servicer, as such list may from time to time be amended.

     Servicing Advance: All customary, reasonable and necessary "out of pocket"
costs and expenses incurred in the performance by the Servicer of its servicing obligations, including, but not limited to (i) the preservation, restoration and protection of a Mortgaged Property, (ii) expenses reimbursable to the Servicer pursuant to Section 2.13 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv)
compliance with the obligations under Section 2.11.

     Servicing Transfer Costs: All reasonable costs and expenses incurred by the
Master Servicer in connection with the transfer of servicing from the Servicer, including, without limitation, any costs or expenses associated with the complete transfer of all servicing data and the completion, correction or manipulation of such servicing data as may be required by the Master Servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the Master Servicer to service the BANA Mortgage Loans properly and effectively.

     Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to
Mortgage Loans under the direction or authority of the Servicer.

     Subservicer: Any Person that services Mortgage Loans on behalf of the
Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement or any reconstitution agreement that are identified in Item
1122(d) of Regulation AB.

     Subservicing Agreement: Any subservicing agreement (which, in the event the
Subservicer is an affiliate of the Servicer, need not be in writing) between the
Servicer and any Subservicer relating to the servicing and/or administration of certain BANA Mortgage Loans as provided in Section 2.02.

                                      -3-

     Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in the Pooling and Servicing Agreement.

                                   ARTICLE II

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

Section 2.01. Servicer to Service Mortgage Loans.

     For and on behalf of the Certificateholders, the Servicer shall service and administer the BANA Mortgage Loans in accordance with the terms of this
Agreement, Customary Servicing Procedures, applicable law and the terms of the related Mortgage Notes and Mortgages. In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 2.02, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration including, but not limited to, the power and authority, subject to the terms hereof, (a) to execute and deliver, on behalf of the Master Servicer, the Certificateholders, the Securities
Administrator and the Trustee, customary consents or waivers and other instruments and documents, (b) to consent, with respect to the BANA Mortgage
Loans, to transfers of any Mortgaged Property and assumptions of the Mortgage
Notes and related Mortgages (but only in the manner provided in this Agreement),
(c) to collect any Insurance Proceeds and other Liquidation Proceeds relating to the BANA Mortgage Loans, and (d) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any BANA Mortgage Loan. The
Servicer shall represent and protect the interests of the Trust in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a BANA Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any BANA
Mortgage Loan, except as provided pursuant to Section 2.20. Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of any
Subservicer or the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer or any Subservicer, as the case may be, believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments and agreements of satisfaction, cancellation, default, assumption, modification, discharge, partial or full release, and all other comparable instruments and agreements, with respect to the BANA Mortgage Loans, and with respect to the related Mortgaged Properties held for the benefit of the
Certificateholders. To the extent that the Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence, the Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by any or all of them as are necessary or appropriate to enable the Servicer to service and administer the BANA Mortgage
Loans. Upon receipt of such documents, the Depositor and/or the Trustee, upon the direction of the Servicer, shall promptly execute such documents and deliver them to the Servicer. Alternatively, upon the request of the Servicer, the
Trustee shall execute and deliver to the Servicer any additional powers of attorney or other documents prepared by the Servicer that

                                      -4-

are reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

     In accordance with the standards of the preceding paragraph, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties relating to the BANA Mortgage Loans, which Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 2.08, and further as provided in Section 2.10. The costs incurred by the Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the
Certificateholders, be added to the Stated Principal Balances of the BANA
Mortgage Loans, notwithstanding that the terms of such BANA Mortgage Loans so permit.

     The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Trustee, the Master Servicer and the
Securities Administrator under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

Section 2.02. Subservicing; Enforcement of the Obligations of Servicers.

     (a) The Servicer may arrange for the subservicing of any BANA Mortgage Loan by a Subservicer pursuant to a Subservicing Agreement; provided, however, that such subservicing arrangement and the terms of the related Subservicing
Agreement must provide for the servicing of such BANA Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder.
Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the
Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and liable to the Depositor, the Master Servicer, the Securities Administrator, the Trustee and the
Certificateholders for the servicing and administration of the BANA Mortgage
Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering those BANA Mortgage Loans. All actions of each
Subservicer performed pursuant to the related Subservicing Agreement shall be performed as agent of the Servicer with the same force and effect as if performed directly by the Servicer.

     (b) For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the BANA
Mortgage Loans that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Servicer.

     (c) As part of its servicing activities hereunder, the Servicer, for the benefit of the Trustee, the Securities Administrator, the Master Servicer and
the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer engaged by the Servicer under the related
Subservicing Agreement, to the extent that the non-performance of any such

                                      -5-

obligation would have a material and adverse effect on a BANA Mortgage Loan.
Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related BANA Mortgage Loans. The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related BANA Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

     (d) Any Subservicing Agreement entered into by the Servicer shall provide that it may be assumed or terminated by the Master Servicer, if the Master
Servicer has assumed the duties of the Servicer, or any successor Servicer, at the Master Servicer's or successor Servicer's option, as applicable, without cost or obligation to the assuming or terminating party or the Trust Estate, upon the assumption by such party of the obligations of the Servicer pursuant to
Section 5.02.

     (e) Any Subservicing Agreement, and any other transactions or services relating to the BANA Mortgage Loans involving a Subservicer, shall be deemed to be between the Servicer and such Subservicer alone, and the Trustee, the
Securities Administrator, the Master Servicer and the Certificateholders shall not be deemed parties thereto and shall have no claims or rights of action against, rights, obligations, duties or liabilities to or with respect to the
Subservicer or its officers, directors or employees, except as set forth in
Section 2.01. The Servicer shall be solely liable for all fees owed by it to any
Subservicer, irrespective of whether the Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

Section 2.03. Fidelity Bond; Errors and Omissions Insurance.

     The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the BANA
Mortgage Loans. These policies must insure the Servicer against losses resulting from dishonest or fraudulent acts committed by the Servicer's personnel, any employees of outside firms that provide data processing services for the
Servicer, and temporary contract employees or student interns. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a BANA Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this
Section 2.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Sellers' & Servicers' Guide,
as amended or restated from time to time, or in an amount as may be permitted to the Servicer by express waiver of FNMA or FHLMC.

                                      -6-

Section 2.04. Access to Certain Documentation.

     The Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OTS and the FDIC with respect to the BANA Mortgage Loans. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Servicer.
Nothing in this Section 2.04 shall limit the obligation of the Servicer to observe any applicable law and the failure of the Servicer to provide access as provided in this Section 2.04 as a result of such obligation shall not constitute a breach of this Section 2.04.

Section 2.05. Maintenance of Primary Mortgage Insurance Policy; Claims;
Collections of BPP Mortgage Loan Payments.

     With respect to each BANA Mortgage Loan with a Loan-to-Value Ratio in excess of 80% or such other Loan-to-Value Ratio as may be required by law, the
Servicer shall, without any cost to the Trust Estate, maintain or cause the
Mortgagor to maintain in full force and effect a Primary Mortgage Insurance
Policy insuring that portion of the BANA Mortgage Loan in excess of a percentage in conformity with FNMA requirements. The Servicer shall pay or shall cause the
Mortgagor to pay the premium thereon on a timely basis, at least until the
Loan-to-Value Ratio of such BANA Mortgage Loan is reduced to 80% or such other
Loan-to-Value Ratio as may be required by law. If such Primary Mortgage
Insurance Policy is terminated, the Servicer shall obtain from another insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Mortgage Insurance Policy. If the insurer shall cease to be an insurer acceptable to FNMA, the Servicer shall notify the
Master Servicer in writing, it being understood that the Servicer shall not have any responsibility or liability for any failure to recover under the Primary
Mortgage Insurance Policy for such reason. If the Servicer determines that recoveries under the Primary Mortgage Insurance Policy are jeopardized by the financial condition of the insurer, the Servicer shall obtain from another insurer which meets the requirements of this Section 2.05 a replacement insurance policy. The Servicer shall not take any action that would result in noncoverage under any applicable Primary Mortgage Insurance Policy of any loss that, but for the actions of the Servicer, would have been covered thereunder.
In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 2.12, the Servicer shall promptly notify the insurer under the related Primary Mortgage Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such
Primary Mortgage Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Mortgage Insurance Policy. If such Primary Mortgage Insurance
Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement Primary Mortgage Insurance
Policy as provided above.

     In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself, the Trustee and the
Certificateholders, claims to the insurer under any Primary Mortgage Insurance
Policy in a timely fashion in accordance with the terms of such Primary Mortgage
Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Mortgage Insurance Policy respecting a defaulted BANA Mortgage

                                      -7-

Loan. Pursuant to Section 2.08(a), any amounts collected by the Servicer under any Primary Mortgage Insurance Policy shall be deposited in the Escrow Account, subject to withdrawal pursuant to Section 2.08(b).

     The Servicer will comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, Primary Mortgage Insurance, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time.

     The Servicer shall take all actions necessary to collect, on behalf of the
Trust, any BPP Mortgage Loan Payments required to be made to the Trust pursuant to the Mortgage Loan Purchase Agreement.

Section 2.06. Master Servicer to Act as Servicer.

     If the Servicer shall for any reason no longer be the Servicer hereunder
(including by reason of an Event of Default), the Master Servicer shall within
90 days of such time, assume, if it so elects, or shall appoint a successor
Servicer to assume, all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Master Servicer shall not be (a) liable for losses of the Servicer pursuant to Section 2.11 or any acts or omissions of the predecessor Servicer hereunder, (b) obligated to make Advances if it is prohibited from doing so by applicable law or (c) deemed to have made any representations and warranties of the Servicer hereunder). Any such assumption shall be subject to Sections 4.02 and 5.02. If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the
Master Servicer or the successor Servicer may elect to succeed to any rights and obligations of the Servicer under each Subservicing Agreement or may terminate each Subservicing Agreement. If it has elected to assume the Subservicing
Agreement, the Master Servicer or the successor Servicer shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to any Subservicing Agreement entered into by the Servicer as contemplated by Section 2.02 to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Servicer shall not be relieved of any liability or obligations under any such Subservicing Agreement.

     The Servicer that is no longer a Servicer hereunder shall, upon request of the Master Servicer, but at the expense of such Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute servicing agreement and the BANA Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of such substitute Subservicing Agreement to the assuming party. The Master
Servicer shall be entitled to be reimbursed from such Servicer (or the Trust if such Servicer is unable to fulfill its obligations hereunder) for all Servicing
Transfer Costs.

Section 2.07. Collection of Mortgage Loan Payments and BANA Custodial Account.

     (a) Continuously from the date hereof until the principal and interest on all BANA Mortgage Loans are paid in full, the Servicer will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the
BANA Mortgage Loans when the same shall become due and payable. Further, the
Servicer will in accordance with all applicable law and Customary Servicing
Procedures ascertain and estimate taxes, assessments, fire and hazard insurance premiums, mortgage insurance premiums and all other charges with respect to the
BANA Mortgage Loans that, as provided in any Mortgage, will become due and payable to the

                                      -8-

end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge or any prepayment penalties or penalty interest in connection with the prepayment of a BANA Mortgage Loan and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however, that the Servicer cannot extend the maturity of any such BANA Mortgage
Loan past the date on which the final payment is due on the latest maturing BANA
Mortgage Loan as of the Cut-Off Date. In the event of any such arrangement, the
Servicer shall make Monthly Advances on the related BANA Mortgage Loan in accordance with the provisions of Section 2.19 during the scheduled period in accordance with the amortization schedule of such BANA Mortgage Loan without modification thereof by reason of such arrangements. The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

     (b) The Servicer shall establish and maintain the BANA Custodial Account.
The Servicer shall deposit or cause to be deposited into the BANA Custodial
Account on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by
Subservicers or received by it in respect of the BANA Mortgage Loans subsequent to the Cut-Off Date (other than in respect of principal and interest due on the
BANA Mortgage Loans on or before the Cut-Off Date) and the following amounts required to be deposited hereunder with respect to the BANA Mortgage Loans it services:

          (i) all payments on account of principal of such BANA Mortgage Loans, including Principal Prepayments;

          (ii) all payments on account of interest on such BANA Mortgage Loans, net of the Servicing Fee;

          (iii) (A) all Insurance Proceeds and Liquidation Proceeds, other than
     Insurance Proceeds to be (1) applied to the restoration or repair of the
     Mortgaged Property, (2) released to the Mortgagor in accordance with
     Customary Servicing Procedures or (3) required to be deposited to the
     Escrow Account pursuant to Section 2.08(a), and other than any Excess
     Proceeds and (B) any Insurance Proceeds released from the Escrow Account pursuant to Section 2.08(b)(iv);

          (iv) any amount required to be deposited by the Servicer pursuant to
     Section 2.07(d) in connection with any losses on Permitted Investments with respect to the BANA Custodial Account;

          (v) any amounts required to be deposited by the Servicer pursuant to
     Section 2.13;

                                      -9-

          (vi) all Repurchase Prices, all Substitute Adjustment Amounts and all
     Reimbursement Amounts to the extent received by the Servicer;

          (vii) Monthly Advances made by the Servicer pursuant to Section 2.19 and any Compensating Interest;

          (viii) any Buy-Down Funds required to be deposited pursuant to Section
     2.23; and

          (ix) any other amounts required to be deposited hereunder.

     The foregoing requirements for deposits to the BANA Custodial Account by the Servicer shall be exclusive. If the Servicer shall deposit in the BANA
Custodial Account any amount not required to be deposited, it may at any time withdraw or direct the institution maintaining the BANA Custodial Account to withdraw such amount from the BANA Custodial Account, any provision herein to the contrary notwithstanding. The BANA Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Servicer or serviced by the Servicer on behalf of others;
provided, however, that such commingling of funds shall not be permitted at any time during which Fitch's senior long-term unsecured debt rating of Bank of
America, National Association is below "A.". Notwithstanding such commingling of funds, the Servicer shall keep records that accurately reflect the funds on deposit in the BANA Custodial Account that have been identified by it as being attributable to the BANA Mortgage Loans. The Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section 2.07. All funds required to be deposited in the BANA Custodial Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section
2.10.

     (c) The institution at which the BANA Custodial Account is maintained may invest the funds therein as directed in writing by the Servicer in Permitted
Investments, which shall mature not later than the Business Day next preceding the related Remittance Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted
Investment shall mature not later than such Remittance Date). All such Permitted
Investments shall be made in the name of the Trustee, for the benefit of the
Certificateholders. All BANA Custodial Account Reinvestment Income shall be for the benefit of the Servicer as part of its Servicing Compensation and shall be retained by it monthly as provided herein. The amount of any losses realized in the BANA Custodial Account incurred in respect of any such investments shall promptly be deposited by the Servicer in the BANA Custodial Account.

     (d) The Servicer shall give notice to the Master Servicer of any proposed change of the location of the BANA Custodial Account maintained by it not later than 30 days and not more than 45 days prior to any change thereof. The creation of the BANA Custodial Account shall be evidenced by a certification substantially in the form of Exhibit A hereto. A copy of such certification shall be furnished to the Master Servicer.

                                      -10-

Section 2.08. Collection of Taxes, Assessments and Similar Items; Escrow
              Account.

     (a) To the extent required by the related Mortgage Note and not violative of current law, the Servicer shall segregate and hold all funds collected and received pursuant to each BANA Mortgage Loan which constitute Escrow Payments in trust separate and apart from any of its own funds and general assets and for such purpose shall establish and maintain one or more escrow accounts
(collectively, the "Escrow Account"), titled "Bank of America, National
Association, in trust for registered holders of Banc of America Funding
Corporation Mortgage Pass-Through Certificates, Series 2006-D and various
Mortgagors." The Escrow Account shall be established with a commercial bank, a savings bank or a savings and loan association that meets the guidelines set forth by FNMA or FHLMC as an eligible institution for escrow accounts and which is a member of the Automated Clearing House. In any case, the Escrow Account shall be insured by the FDIC to the fullest extent permitted by law. The
Servicer shall deposit in the appropriate Escrow Account on a daily basis, and retain therein: (i) all Escrow Payments collected on account of the BANA
Mortgage Loans, (ii) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any related
Mortgaged Property; and (iii) all amounts representing proceeds of any Primary
Mortgage Insurance Policy. Nothing herein shall require the Servicer to compel a
Mortgagor to establish an Escrow Account in violation of applicable law.

     (b) Withdrawals of amounts so collected from the Escrow Account may be made by the Servicer only (i) to effect timely payment of taxes, assessments, mortgage insurance premiums, fire and hazard insurance premiums, condominium or
PUD association dues, or comparable items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the Servicer out of related Escrow Payments made with respect to a BANA Mortgage Loan for any Servicing Advance made by the
Servicer pursuant to Section 2.08(c) with respect to such BANA Mortgage Loan,
(iii) to refund to any Mortgagor any sums determined to be overages, (iv) for transfer to the BANA Custodial Account upon default of a Mortgagor or in accordance with the terms of the related BANA Mortgage Loan and if permitted by applicable law, (v) for application to restore or repair the Mortgaged Property,
(vi) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (vii) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (viii) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any
Monthly Payment which is received after the applicable grace period, (ix) to withdraw suspense payments that are deposited into the Escrow Account, (x) to withdraw any amounts inadvertently deposited in the Escrow Account; or (xi) to clear and terminate the Escrow Account upon the termination of this Agreement in accordance with Section 6.01. Any Escrow Account shall not be a part of the
Trust Estate.

     (c) With respect to each BANA Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of
Primary Mortgage Insurance Policy premiums and fire and hazard insurance coverage. The Servicer shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account, if any, which shall have been estimated and accumulated by the Servicer in

                                      -11-

amounts sufficient for such purposes, as allowed under the terms of the
Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor.
The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each
Mortgagor's faithful performance in the payment of same or the making of the
Escrow Payments. The Servicer shall advance any such payments that are not timely paid, but the Servicer shall be required so to advance only to the extent that such Servicing Advances, in the good faith judgment of the Servicer, will be recoverable by the Servicer out of Insurance Proceeds, Liquidation Proceeds
or otherwise.

Section 2.09. Access to Certain Documentation and Information Regarding the
              Mortgage Loans.

     The Servicer shall afford the Master Servicer, the Securities Administrator and the Trustee reasonable access to all records and documentation regarding the
BANA Mortgage Loans serviced by it and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

Section 2.10. Permitted Withdrawals from the BANA Custodial Account.

     The Servicer may from time to time make withdrawals from the BANA Custodial
     Account, for the following purposes:

          (i) to pay itself (to the extent not previously retained), the
     Servicing Compensation to which it is entitled pursuant to Section 2.16;

          (ii) to reimburse itself for unreimbursed Advances made by it, such right of reimbursement pursuant to this clause (ii) being limited to amounts received on the BANA Mortgage Loans in the same Loan Group as the
     BANA Mortgage Loan(s) (including amounts received in respect of BPP
     Mortgage Loan Payments for such BANA Mortgage Loans) in respect of which any such Advance was made;

          (iii) to reimburse itself for any Nonrecoverable Advance previously made;

          (iv) to reimburse itself for Insured Expenses from the Insurance
     Proceeds;

          (v) to pay to the purchaser, with respect to each BANA Mortgage Loan or REO Property that has been purchased pursuant to the Pooling and
     Servicing Agreement, all amounts received thereon after the date of such purchase;

          (vi) to reimburse itself or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 4.03;

          (vii) to withdraw any amount deposited in the BANA Custodial Account and not required to be deposited therein;

          (viii) on or prior to the Remittance Date, to withdraw an amount equal to the portion of the Pool Distribution Amount relating to the BANA
     Mortgage Loans and any

                                      -12-

     other amounts due to the Master Servicer under this Agreement for such
     Distribution Date, to the extent on deposit, and remit such amount in immediately available funds to the Master Servicer for deposit in the
     Master Servicer Custodial Account;

          (ix) on or prior to the Remittance Date, to withdraw all amounts deposited into the BANA Custodial Account pursuant to Section 2.07(b)(viii)
     for such Distribution Date and remit such amounts in immediately available funds to the Master Servicer for deposit into the Master Servicer Custodial
     Account; and

          (x) to clear and terminate the BANA Custodial Account upon termination of this Agreement pursuant to Section 6.01.

     The Servicer shall keep and maintain separate accounting, on a BANA
Mortgage Loan by BANA Mortgage Loan basis, for the purpose of justifying any withdrawal from the BANA Custodial Account pursuant to clauses (i), (ii), (iv)
and (v) above. Prior to making any withdrawal from the BANA Custodial Account pursuant to clause (iii) above, the Servicer shall deliver to the Master
Servicer an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Servicer to be a Nonrecoverable
Advance and identifying the related BANA Mortgage Loan(s) and their respective portions of such Nonrecoverable Advance.

     In connection with any failure by the Servicer to make any remittance required to be made by it to the Master Servicer Custodial Account on the day
and by the time such remittance is required to be made under this Agreement
(without giving effect to any grace or cure period), the Servicer shall pay the
Master Servicer for the account of the Master Servicer interest at the rate published in The Wall Street Journal as the "Prime Rate" on any amount not timely remitted from and including the day such remittance was required to be made to, but not including, the day on which such remittance was actually made.

Section 2.11. Maintenance of Hazard Insurance.

     The Servicer shall cause to be maintained for each BANA Mortgage Loan fire and hazard insurance with extended coverage customary in the area where the
Mortgaged Property is located in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of
(i) the outstanding principal balance owing on the BANA Mortgage Loan and (ii)
an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy. If the Mortgaged Property is in an area identified in the Federal
Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration and the requirements of FNMA or FHLMC. The Servicer shall also maintain on REO Property serviced by it, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required, flood insurance in an amount required above. Any amounts collected by the Servicer under any such policies (other than amounts to be deposited in an Escrow Account and applied to the restoration or repair of the property subject to the related

                                      -13-

Mortgage or property acquired in liquidation of the BANA Mortgage Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures)
shall be deposited in the BANA Custodial Account, subject to withdrawal pursuant to Section 2.10. It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, and shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage to the Servicer.

     The hazard insurance policies for each BANA Mortgage Loan secured by a unit in a condominium development or planned unit development shall be maintained with respect to such BANA Mortgage Loan and the related development in a manner which is consistent with FNMA requirements.

     Notwithstanding the foregoing, the Servicer may maintain a blanket policy insuring against hazard losses on all of the Mortgaged Properties relating to the BANA Mortgage Loans in lieu of maintaining the required hazard insurance policies for each BANA Mortgage Loan and may maintain a blanket policy insuring against special flood hazards in lieu of maintaining any required flood insurance. Any such blanket policies shall (A) be consistent with prudent industry standards, (B) name the Servicer as loss payee, (C) provide coverage in an amount equal to the aggregate unpaid principal balance on the related BANA
Mortgage Loans without co-insurance, and (D) otherwise comply with the requirements of this Section 2.11. Any such blanket policy may contain a deductible clause; provided that if any Mortgaged Property is not covered by a separate policy otherwise complying with this Section 2.11 and a loss occurs with respect to such Mortgaged Property which loss would have been covered by such a policy, the Servicer shall deposit in the BANA Custodial Account the difference, if any, between the amount that would have been payable under a separate policy complying with this Section 2.11 and the amount paid under such blanket policy.

Section 2.12. Enforcement of Due-On-Sale Clauses; Assumption Agreements.

     (a) Except as otherwise provided in this Section 2.12, when any Mortgaged
Property subject to a Mortgage has been conveyed by the Mortgagor, the Servicer shall use reasonable efforts, to the extent that it has actual knowledge of such conveyance, to enforce any due-on-sale clause contained in any Mortgage Note or
Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy.
Notwithstanding the foregoing, the Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related
Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise required under such Mortgage Note or Mortgage as a condition to such transfer. If (i) the Servicer is prohibited by law from enforcing any such due-on-sale clause, (ii) coverage under any Required Insurance Policy would be adversely affected, (iii) the Mortgage Note does not include a due-on-sale clause or (iv) nonenforcement is otherwise permitted hereunder, the Servicer is authorized, subject to Section 2.12(b), to take or enter into an assumption and

                                      -14-

modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon; provided that the BANA Mortgage Loan shall continue to be covered (if so covered before the Servicer enters such agreement)
by the applicable Required Insurance Policies. The Servicer, subject to Section
2.12(b), is also authorized with the prior approval of the insurers under any
Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section 2.12 by reason of any transfer or assumption which it reasonably believes it is restricted by law from preventing, for any reason whatsoever.

     (b) Subject to the Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 2.12(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage
Note or Mortgage or if an instrument of release is required releasing the
Mortgagor from liability on the BANA Mortgage Loan, the Servicer shall prepare and execute the assumption agreement with the Person to whom the Mortgaged
Property is to be conveyed and such modification agreement or supplement to the
Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged
Property to such Person. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument, the Servicer shall execute an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met. The Servicer shall notify the
Master Servicer and the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Master Servicer, who shall forward to the Trustee (or at the direction of the Trustee, the Custodian) a copy of the Officer's Certificate described in the previous sentence and the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement may be retained by it as additional servicing compensation.

Section 2.13. Realization Upon Defaulted Mortgage Loans; REO Property.

     (a) The Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the BANA Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments.
In connection with such foreclosure or other conversion, the Servicer shall follow Customary Servicing Procedures and shall meet the requirements of the insurer under any Required Insurance Policy. Notwithstanding the foregoing, a
Servicer shall not be required to expend its own funds in

                                      -15-

connection with any foreclosure or towards the restoration of any Mortgaged
Property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the BANA Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through proceeds of the liquidation of the BANA Mortgage Loan
(respecting which it shall have priority for purposes of withdrawals from the
BANA Custodial Account). Any such expenditures shall constitute Servicing
Advances for purposes of this Agreement.

     With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trust for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The name of the Trust shall be placed on the title to such REO Property. The Servicer shall ensure that the title to such REO Property references this Agreement. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by it manage, conserve, protect and operate such REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account and in the same manner that similar property in the same locality as the REO Property is managed. Incident to its conservation and protection of the interests of the Certificateholders, the Servicer may rent the same, or any part thereof, as it deems to be in the best interest of the
Certificateholders for the period prior to the sale of such REO Property. The
Servicer shall prepare for and deliver to the Master Servicer a statement with respect to each REO Property serviced by it that has been rented, if any, showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions; provided, however, that the Servicer shall have no duty to rent any REO Property on behalf of the Trust. The net monthly rental income, if any, from such REO Property shall be deposited in the BANA
Custodial Account no later than the close of business on each Determination
Date. The Servicer shall perform, with respect to the BANA Mortgage Loans, the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by
Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required.

     If the Trust acquires any Mortgaged Property as described above or otherwise in connection with a default or a default which is reasonably foreseeable on a BANA Mortgage Loan, the Servicer shall dispose of such
Mortgaged Property prior to the end of the third calendar year following the year of its acquisition by the Trust (such period, the "REO Disposition Period")
unless (A) the Master Servicer, the Securities Administrator, on behalf of the
Trustee, and the Trustee shall have been supplied by the Servicer with an
Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged
Property subsequent to the REO Disposition Period will not result in the imposition of taxes on "prohibited transactions" (as defined in Section 860F of the Code) on any REMIC or cause any REMIC Estate to fail to qualify as a separate REMIC at any time that any Certificates are outstanding, or (B) the
Master Servicer, on behalf of the Trustee (at the Servicer's expense), or the
Servicer shall have applied for, prior to the expiration of the REO Disposition
Period, an extension of the REO Disposition Period in the manner contemplated by
Section 856(e)(3) of the Code. If such an Opinion of Counsel is provided or such an exemption is obtained, the Trust may continue to hold such Mortgaged

                                      -16-

Property (subject to any conditions contained in such Opinion of Counsel) for the applicable period. Notwithstanding any other provision of this Agreement, no
Mortgaged Property acquired by the Trust shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such
Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject any REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes. The Servicer shall identify to the Master
Servicer and the Securities Administrator any Mortgaged Property relating to a
BANA Mortgage Loan held by the Trust for 30 months for which no plans to dispose of such Mortgaged Property by the Servicer have been made. After delivery of such identification, the Servicer shall proceed to dispose of any such Mortgaged
Property by holding a commercially reasonable auction for such property.

     The income earned from the management of any REO Properties, net of reimbursement to the Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed
Servicing Fees, Monthly Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted BANA Mortgage
Loans (solely for the purposes of allocating principal and interest, interest shall be treated as accruing as though such BANA Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this
Agreement, to be payments on account of principal and interest on the related
Mortgage Notes and shall be deposited into the BANA Custodial Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related
Mortgage Interest Rate on the related BANA Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related BANA Mortgage Loan.

     The proceeds from any liquidation of a BANA Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority:
first, to reimburse the Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse the Servicer for any unreimbursed
Monthly Advances and to reimburse the BANA Custodial Account for any
Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Servicer pursuant to Section 2.10(iii) that related to such BANA Mortgage
Loan; third, to accrued and unpaid interest (to the extent no Monthly Advance has been made for such amount or any such Monthly Advance has been reimbursed)
on the BANA Mortgage Loan or related REO Property, at the Mortgage Rate to the
Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the BANA Mortgage Loan.
Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Servicer as additional servicing compensation pursuant to
Section 2.16.

     (b) The Servicer shall promptly notify the Depositor of any BANA Mortgage
Loan which comes into default. The Depositor shall be entitled, at its option, to repurchase any such defaulted BANA Mortgage Loan from the Trust Estate if (a)
in the Depositor's judgment, the default is not likely to be cured by the
Mortgagor and (b) such BANA Mortgage Loan is 180 days or more delinquent. The purchase price for any such BANA Mortgage Loan shall be 100%

                                      -17-

of the unpaid principal balance of such BANA Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate (less the Servicing Fee Rate for such BANA
Mortgage Loan) through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the Servicer shall provide to the Master Servicer the notification required by Section 2.14 and the Master
Servicer will forward such notice to the Trustee and the Trustee or the
Custodian shall promptly release to the Depositor the Mortgage File relating to the Mortgage Loan being repurchased.

Section 2.14. Trustee to Cooperate; Release of Mortgage Files.

     Upon the payment in full of any BANA Mortgage Loan, or the receipt by the
Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer or the Master Servicer will immediately notify the Trustee (or, at the direction of the Trustee, the
Custodian) by delivering, or causing to be delivered, two copies (one of which will be returned to the Servicer with the Mortgage File of a Request for Release
(which may be delivered in an electronic format acceptable to the Trustee and the Servicer or the Master Servicer). Upon receipt of such request, the Trustee or the Custodian, as applicable, shall within seven Business Days release the related Mortgage File to the Servicer. The Trustee shall deliver to the Servicer the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the Servicer shall take all necessary action to reflect the release of the Mortgage on the records of
MERS. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any BANA
Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the
Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee or the
Custodian, as applicable, shall, upon delivery to the Trustee (or, at the direction of the Trustee, the Custodian) of a Request for Release signed by a
Servicing Officer, release the Mortgage File within seven Business Days to the
Servicer. Subject to the further limitations set forth below, the Servicer shall cause the Mortgage File so released to be returned to the Trustee or the
Custodian, as applicable, when the need therefor by the Servicer no longer exists, unless the BANA Mortgage Loan is liquidated and the proceeds thereof are deposited in the BANA Custodial Account, in which case the Servicer shall deliver to the Trustee or the Custodian, as applicable, a Request for Release, signed by a Servicing Officer.

     Upon prepayment in full of any BANA Mortgage Loan or the receipt of notice that funds for such purpose have been placed in escrow, the Servicer shall give an instrument of satisfaction (or Assignment of Mortgage without recourse)
regarding the Mortgaged Property relating to such BANA Mortgage Loan, which instrument of satisfaction or Assignment of Mortgage, as the case may be, shall be delivered to the Person entitled thereto against receipt of the prepayment in full. If the Mortgage is registered in the name of MERS or its designee, the
Servicer shall take all necessary action to reflect the release on the records of MERS. In lieu of executing such satisfaction or Assignment of Mortgage, or if another document is required to be executed by the Trustee, the Servicer may deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor

                                      -18-

on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the
Mortgage or otherwise available at law or in equity.

Section 2.15. Documents, Records and Funds in Possession of the Servicer to be
              Held for the Trustee.

     The Servicer shall transmit to the Trustee or, at the direction of the
Trustee, the Custodian, as required by this Agreement all documents and instruments in respect of a BANA Mortgage Loan serviced by it coming into the possession of the Servicer from time to time and shall account fully to the
Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any
BANA Mortgage Loan. The documents constituting the Servicing File shall be held by the Servicer as custodian and bailee for the Trustee. All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any BANA Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the BANA Custodial Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The
Servicer also agrees that it shall not knowingly create, incur or subject any
Mortgage File or any funds that are deposited in the BANA Custodial Account,
Master Servicer Custodial Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the
Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by the Servicer, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a BANA Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

Section 2.16. Servicing Compensation.

     The Servicer shall be entitled out of each payment of interest on a BANA
Mortgage Loan (or portion thereof) included in the Trust Estate to retain or withdraw from the BANA Custodial Account an amount equal to the Servicing Fee for such Distribution Date.

     Additional servicing compensation in the form of Excess Proceeds, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments and all other customary and ancillary income and fees shall be retained by the related
Servicer to the extent not required to be deposited in the related BANA
Custodial Account pursuant to Section 2.07(b). The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

     Notwithstanding the foregoing, with respect to the payment of the Servicing
Fee on any Distribution Date, the aggregate Servicing Fee for the Servicer for such Distribution Date shall be reduced (but not below zero) by an amount equal to the lesser of (a) the Prepayment Interest Shortfall for such Distribution
Date relating to the BANA Mortgage Loans serviced by such

                                      -19-

Servicer and (b) one-twelfth of 0.25% of the aggregate Stated Principal Balance of such BANA Mortgage Loans for such Distribution Date (any such reduction,
"Compensating Interest").

Section 2.17. Annual Statement as to Compliance.

     The Servicer shall deliver to the Master Servicer (and the Master Servicer will forward to the Trustee and each Rating Agency), no later than March 5 following the end of each calendar year commencing with March 2007, an Officer's
Certificate in the form required by Item 1123 of Regulation AB, to the effect that (i) an authorized officer of the Servicer has reviewed (or a review has been made under his or her supervision of) the Servicer's activities under this
Agreement during the prior calendar year and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such obligation in any material respect, specifying each such default known to such officer and the nature and status thereof.

Section 2.18. Annual Independent Public Accountants' Servicing Statement;
              Financial Statements; Provision of Additional Information.

     On or before March 5 of each calendar year, commencing in 2007, the
Servicer shall:

     (a) deliver to the Master Servicer and the Depositor a report (in form and substance reasonably satisfactory to the Master Servicer and the Depositor)
regarding the Servicer's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Master Servicer and the Depositor and signed by an authorized officer of the Servicer, and shall address each of the "Applicable
Servicing Criteria" specified on Exhibit E hereto;

     (b) Not later than March 5th of each calendar year, following the end of each calendar year commencing with March 2007, the Servicer, at its expense, shall cause a registered public accounting firm which is a member of the institute of certified public accountants to furnish to the Master Servicer a report by such accounting firm that attests to, and reports on, the assessment made by the Servicer pursuant to this Section 2.18, as required by Rules 13a-18 and 15d-18 under the Exchange Act, and Item 1122(b) of Regulation AB. Such
attestation shall be in accordance with Rule 1-02(a)(3) and Rule 2-02(g) of
Regulation S-X under the Securities Act and the Exchange Act;

     (c) cause each Subservicer, and each Subcontractor determined by the
Servicer pursuant to Section 2.02 to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB and deliver to the
Master Servicer and the Depositor an assessment of compliance and accountants'
attestation as and when provided in paragraphs (a) and (b) of this Section; and

     (d) with respect to any year in which a certification under the
Sarbanes-Oxley Act of 2002, as amended, is required to be given with respect to the Trust Fund, deliver, or cause each Subservicer and Subcontractor described in Section 2.18(c) to provide, to the Depositor, the Master Servicer and any other Person that will be responsible for signing the certification (a

                                      -20-

"Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the
Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on
behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by the appropriate officer of the Servicer, in the form attached hereto as Exhibit B. In addition, the Servicer shall indemnify and hold harmless the Master Servicer, and its officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon any inaccuracy in the certification provided by it pursuant to Section 2.18(c), any breach of its obligations under Section 2.17 and Section 2.18 or its negligence, bad faith or willful misconduct in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer and its officers, directors and affiliates, then the Servicer agrees that it shall contribute to the amount paid or payable by the Master Servicer, its officers, directors or affiliates as a result of the losses, claims, damages or liabilities of the Master Servicer, its officers, directors or affiliates in such proportion as is appropriate to reflect the relative fault of the Master Servicer and its officers, directors and affiliates on the one hand and such Servicer on the other in connection with a breach of its obligations under Section 2.17 or Section 2.18 or its negligence, bad faith or willful misconduct in connection therewith. The obligations set forth in paragraphs (c) and (d) shall only apply with respect to periods for which reports on Form 10-K will be filed for the Trust Fund.

Section 2.19. Advances.

     The Servicer shall determine on or before each Determination Date whether it is required to make a Monthly Advance pursuant to the definition thereof. If the Servicer determines it is required to make a Monthly Advance, it shall, on or before the Remittance Date, either (a) deposit into the BANA Custodial
Account an amount equal to the Advance and/or (b) make an appropriate entry in its records relating to the BANA Custodial Account that any portion of the
Amount Held for Future Distribution in the BANA Custodial Account has been used by the Servicer in discharge of its obligation to make any such Monthly Advance.
Any funds so applied shall be replaced by the Servicer by deposit in the BANA
Custodial Account no later than the close of business on the Business Day preceding the next Remittance Date. The Servicer shall be entitled to be reimbursed from the BANA Custodial Account for all Advances of its own funds made pursuant to this Section 2.19 as provided in Section 2.10. The obligation to make Monthly Advances with respect to any BANA Mortgage Loan shall continue until the ultimate disposition of the REO Property or Mortgaged Property relating to such BANA Mortgage Loan. The Servicer shall inform the Master
Servicer and the Securities Administrator of the amount of the Monthly Advance to be made by it no later than the related Remittance Date.

     The Servicer shall deliver to the Master Servicer and the Securities
Administrator on the Determination Date an Officer's Certificate of a Servicing
Officer indicating the amount of any proposed Monthly Advance determined by the
Servicer to be a Nonrecoverable Advance. Notwithstanding anything to the contrary, the Servicer shall not be required to make any Monthly Advance or
Servicing Advance that would be a Nonrecoverable Advance.

                                      -21-

Section 2.20. Modifications, Waivers, Amendments and Consents.

     (a) Subject to this Section 2.20, the Servicer may agree to any modification, waiver, forbearance, or amendment of any term of any BANA Mortgage
Loan without the consent of the Master Servicer, the Securities Administrator,
the Trustee or any Certificateholder. All modifications, waivers, forbearances or amendments of any BANA Mortgage Loan shall be in writing and shall be consistent with Customary Servicing Procedures.

     (b) The Servicer shall not agree to enter into, and shall not enter into, any modification, waiver (other than a waiver referred to in Section 2.12, which waiver, if any, shall be governed by Section 2.12), forbearance or amendment of any term of any BANA Mortgage Loan if such modification, waiver, forbearance, or amendment would:

          (i) affect the amount or timing of any related payment of principal, interest or other amount payable thereunder;

          (ii) in the Servicer's judgment, materially impair the security for such BANA Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; or

          (iii) otherwise constitute a "significant modification" within the meaning of Treasury Regulations Section 1.860G-2(b);

unless, in either case, (A) such BANA Mortgage Loan is 90 days or more past due or (B) the Servicer delivers to the Master Servicer and the Securities
Administrator an Opinion of Counsel to the effect that such modification, waiver, forbearance or amendment would not affect the REMIC status of any REMIC and, in either case, such modification, waiver, forbearance or amendment is reasonably likely to produce a greater recovery with respect to such BANA
Mortgage Loan than would liquidation. Notwithstanding the foregoing, no Opinion of Counsel need be delivered if the purpose of the modification is to reduce the
Monthly Payment on a Mortgage Loan as a result of a partial Principal Prepayment provided that the Mortgage Loan is fully amortized by its original maturity date. Subject to Customary Servicing Procedures, the Servicer may permit a forbearance for a BANA Mortgage Loan which in the Servicer's judgment is subject to imminent default.

     (c) Any payment of interest, which is deferred pursuant to any modification, waiver, forbearance or amendment permitted hereunder, shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance of the related BANA Mortgage Loan, notwithstanding that the terms of such BANA
Mortgage Loan or such modification, waiver or amendment so permit.

     (d) The Servicer may, as a condition to granting any request by a Mortgagor for consent, modification, waiver, forbearance or amendment, the granting of which is within the Servicer's discretion pursuant to the BANA Mortgage Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to the Servicer, as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by it, which amount shall be retained by the Servicer as additional servicing compensation.

                                      -22-

     (e) The Servicer shall notify the Master Servicer, in writing, of any modification, waiver, forbearance or amendment of any term of any BANA Mortgage
Loan and the date thereof, and shall deliver to the Trustee (or, at the direction of the Trustee, the Custodian) for deposit in the related Mortgage
File, an original counterpart of the agreement relating to such modification, waiver, forbearance or amendment, promptly (and in any event within ten Business
Days) following the execution thereof; provided, however, that if any such modification, waiver, forbearance or amendment is required by applicable law to be recorded, the Servicer (i) shall deliver to the Trustee (or, at the direction of the Trustee, the Custodian) a copy thereof and (ii) shall deliver to the
Trustee (or, at the direction of the Trustee, the Custodian) such document, with evidence of notification upon receipt thereof from the public recording office.

Section 2.21. Reports to the Securities and Exchange Commission.

     (a) The Servicer shall reasonably cooperate with the Depositor and the
Master Servicer in connection with the Trust's satisfying its reporting requirements under the Exchange Act.

     (b) The Servicer hereby agrees to reasonably cooperate to enable the Trust to fully comply with all Securities and Exchange Commission ("SEC") disclosure and reporting requirements in effect from time to time with respect to the Trust and any securities representing ownership interests in or backed by assets of the Trust, including without limitation, Regulation AB.

     (c) The Servicer hereby acknowledges and agrees that the Depositor, the
Master Servicer and the Securities Administrator are relying on its performance of its obligations under Sections 2.17 and 2.18 in order to perform their respective obligations under Section 3.22 of the Pooling and Servicing
Agreement.

     (d) The Servicer shall notify the Master Servicer of any proceedings of the type described in Item 1117 of Regulation AB, together with a description thereof, within two Business Days of the Servicer's knowledge thereof. In addition, the Servicer shall notify the Master Servicer of any affiliations or relationships that develop following the Closing Date between the Servicer and any of parties listed in Item 1119 of Regulation AB, together with a description thereof, within two Business Days of the Servicer's knowledge thereof.

     (e) In addition to such information as the Servicer is obligated to provide pursuant to other provisions of this Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any securitization transaction that includes any of the BANA Mortgage Loans serviced by the Servicer or any Subservicer, the Servicer or such Subservicer, as applicable, shall, to the extent the Servicer or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form
10-D (as specified in the provisions of Regulation AB referenced below):

                                      -23-

          (i) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation
     AB);

          (ii) material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

          (iii) information regarding new asset-backed securities issuances backed by the same pool assets, any material pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

Upon request, the Servicer shall provide to the Master Servicer and the
Depositor evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and
Omission Insurance policy, financial information and reports, and such other information related to the Servicer or any Subservicer or the Servicer or such
Subservicer's performance hereunder.

The obligations set forth in paragraphs (d) and (e) of this Section shall only apply with respect to periods for which reports are required to be filed with respect to the Trust under the Exchange Act.

Section 2.22. Lost Instruments Affidavit and Indemnity.

     With respect to any BANA Mortgage Loan, if a "lost instruments affidavit and indemnity" or any equivalent document is required pursuant to Section
2.01(b) of the Pooling and Servicing Agreement, the Servicer shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

Section 2.23. Buy-Down Account; Application of Buy-Down Funds.

     In addition to the BANA Custodial Account, if any of the Mortgage Loans are
Buy-Down Mortgage Loans, the Servicer shall establish and maintain a Buy-Down
Account and shall deposit therein all Buy-Down Funds not later than the Business
Day following the day of receipt and posting by the Servicer. The Servicer shall keep and maintain a separate account for each Buy-Down Mortgage Loan for the purpose of accounting for deposits to and withdrawals from the Buy-Down Account.
The Servicer shall invest the funds in the Buy-Down Account in investments which are Permitted Investments. All income and gain realized from any such investment, to the extent not required by the applicable Buy-Down Agreements to be applied to pay interest on the related Buy-Down Mortgage Loans, shall be for the benefit of the Servicer. The amount of any losses incurred in respect of such investments shall be deposited in the Buy-Down Account by the Servicer out of its own funds immediately as realized.

     With respect to each Buy-Down Mortgage Loan, on the Business Day next following receipt of the Mortgagor's required monthly payment under the related
Buy-Down Agreement, the Servicer shall withdraw from the Buy-Down Account and deposit in immediately available funds in the BANA Custodial Account an amount which, when added to such Mortgagor's payment, will equal the full monthly payment due under the related Mortgage Note.

                                      -24-

     Upon termination of a Buy-Down Agreement, no further Buy-Down Funds relating thereto shall be deposited into the BANA Custodial Account, and the
Servicer may withdraw the related Buy-Down Funds which remain in the Buy-Down
Account and distribute such funds as provided by such Buy-Down Agreement.

                                   ARTICLE III

                       SERVICER'S CERTIFICATE; REMITTANCES

Section 3.01. Servicer's Certificate.

     Each month, not later than 12:00 noon Eastern time on the 5th Business Day of such month (or if such day is not a Business Day, the following Business
Day), the Servicer shall deliver to the Securities Administrator and the Master
Servicer, a Servicer's Certificate (in substance and format mutually acceptable to the Servicer, the Securities Administrator and the Master Servicer) certified by a Servicing Officer setting forth the information reasonably necessary in order for each of the Securities Administrator and the Master Servicer to
perform its respective obligations under the Pooling and Servicing Agreement, including a delinquency report substantially in the form set forth in Exhibit
C-1, a monthly remittance advice substantially in the form set forth in Exhibit
C-2, and a realized loss report substantially in the form set forth in Exhibit
C-3, or such other reporting formats agreed to by the Servicer, the Securities
Administrator and the Master Servicer each in a mutually agreeable electronic format, as to the remittance on such Remittance Date and as to the period ending on the last day of the month preceding such Remittance Date. Each of the
Securities Administrator and the Master Servicer may conclusively rely upon the information contained in the Servicer's Certificate for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

Section 3.02. Remittances.

     On each Remittance Date, the Servicer shall remit by wire transfer of immediately available funds to the Master Servicer an amount equal to the portion of the Pool Distribution Amount relating to the BANA Mortgage Loans and any other amounts due to the Master Servicer under this Agreement for such
Distribution Date, to the extent on deposit. The Servicer shall send wire remittances to the Master Servicer pursuant to the following wire instructions:
WELLS FARGO BANK, N.A., ABA# 121000248, FOR CREDIT TO: SAS CLEARING, ACCT:
3970771416, FFC TO: BAFC 2006-D #50911100.

                                   ARTICLE IV

                                  THE SERVICER

Section 4.01. Liabilities of the Servicer.

     The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the
Servicer herein.

                                      -25-

Section 4.02. Merger or Consolidation of the Servicer.

     The Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the
Certificates or any of the BANA Mortgage Loans and to perform its duties under this Agreement.

     Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC.

Section 4.03. Limitation on Liability of the Servicer.

     None of the Servicer or any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Trust Estate or the
Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment;
provided, however, that this provision shall not protect the Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Servicer and any director, officer, employee or agent of Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer and any director, officer, employee or agent of the Servicer shall be indemnified by the Trust
Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific BANA Mortgage
Loan or BANA Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the BANA
Mortgage Loans on deposit in the BANA Custodial Account as provided by Section
2.10.

                                      -26-

Section 4.04. Servicer Not to Resign.

     Subject to the provisions of Section 4.02, the Servicer shall not resign from its obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Master Servicer. No such resignation by the Servicer shall become effective until the Master
Servicer or a successor Servicer shall have assumed such Servicer's responsibilities and obligations in accordance with Section 5.02.

Section 4.05. Representations, Warranties and Covenants of the Servicer.

     (a) The Servicer hereby makes the following representations and warranties to the Depositor, the Master Servicer, the Securities Administrator and the
Trustee, as of the Closing Date:

          (i) The Servicer is a national banking association duly organized, validly existing and in good standing under the laws of the United States and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer. The Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the
     Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the Servicer, subject to applicable law except as enforceability may be limited by (A)
     bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms.

          (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing
     Date, be obtained.

          (iii) The consummation of the transactions contemplated by this
     Agreement are in the ordinary course of business of the Servicer and will not result in the breach of any term or provision of the amended and restated article of association or by-laws of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the Servicer or its

                                      -27-

     property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject.

          (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the Servicer, threatened against the Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this
     Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would materially impair the ability of the Servicer to perform under the terms of this Agreement.

     (b) The representations and warranties made pursuant to this Section 4.05 shall survive delivery of the Mortgage Files to the Trustee for the benefit of the Certificateholders.

Section 4.06. REMIC Related Covenants.

     For as long as the Trust shall exist, the Servicer shall act in accordance herewith to assure continuing treatment of each REMIC as a REMIC and avoid the imposition of tax on any REMIC. In particular:

     (a) Except as otherwise provided in the Code, (i) the Servicer shall not contribute to the Trust Estate property unless substantially all of the property held in any REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and
(ii) no property shall be contributed to either REMIC after the start-up day unless such contribution would not subject the Trust Estate to the 100% tax on contributions to a REMIC after the start-up day of the REMICs imposed by Code
Section 860G(d).

     (b) The Servicer shall not knowingly accept, on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

     The Servicer shall not engage in a "prohibited transaction" (as defined in
Code Section 860F(a)(2)), except that, with the prior written consent of the
Master Servicer, the Securities Administrator and the Depositor, the Servicer
may engage in the activities otherwise prohibited by the foregoing paragraphs
(a) and (b); provided that the Servicer shall have delivered to the Master
Servicer and the Securities Administrator an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on any REMIC and will not disqualify any REMIC from treatment as a REMIC; and, provided further, that the Servicer shall have demonstrated to the satisfaction of the
Master Servicer and the Securities Administrator that such action will not adversely affect the rights of the Holders of the Certificates, the Master
Servicer and the Securities Administrator and that such action will not adversely impact the rating of the Certificates.

                                      -28-

                                    ARTICLE V

                                     DEFAULT

Section 5.01. Events of Default.

     If any one of the following events ("Events of Default") shall occur and be continuing:

     (a) any failure by the Servicer to deposit amounts in the BANA Custodial
Account in the amount and manner provided herein so as to enable the Securities
Administrator to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agreement (other than the payments required to be made under Section 2.19); or

     (b) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the
Servicer by the Master Servicer, the, Securities Administrator, the Trustee or
the Depositor, or to the Servicer, the Master Servicer, the Depositor, the
Securities Administrator and the Trustee by the Holders of Certificates
evidencing Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

     (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against the
Servicer, or for the winding up or liquidation of the Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

     (d) the consent by the Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to substantially all of its property; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

     (e) the failure of the Servicer to remit any Monthly Advance required to be remitted by the Servicer pursuant to Section 2.19 which failure continues unremedied at 3:00 p.m. Eastern time on the Business Day prior to the related
Distribution Date;

     (f) failure by the Servicer to duly perform, within the required time period, its obligations under Sections 2.17, 2.18 and 2.21, which failure continues unremedied for a period of ten (10) days after the date of such failure;

then, and in each and every such case (other than clause (e) hereof), so long as an Event of Default shall not have been remedied by the Servicer, the Master
Servicer shall, pursuant to the Pooling and Servicing Agreement, by notice then given in writing to the Servicer and the Depositor, terminate all of the rights and obligations of the Servicer under this Agreement. If an

                                      -29-

Event of Default described in clause (e) hereof shall occur, the Master Servicer shall, by notice to the Servicer and the Securities Administrator, terminate all of the rights and obligations of the Servicer under this Agreement and in and to the BANA Mortgage Loans and proceeds thereof and the Master Servicer or a successor Servicer appointed pursuant to Section 5.02 shall make the Advance which the Servicer failed to make. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this
Agreement, whether with respect to the Certificates or the BANA Mortgage Loans or otherwise, shall pass to and be vested in the Master Servicer pursuant to and under this Section 5.01 and Section 5.02(a), unless and until such time as the
Master Servicer shall appoint a successor Servicer pursuant to Section 5.02, and, without limitation, the Master Servicer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the
BANA Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the BANA Mortgage Loans to it.
The Servicer agrees to cooperate with the Master Servicer in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, the transfer to the Master Servicer for the administration by it of all cash amounts that have been deposited by the
Servicer in the BANA Custodial Account or thereafter received by the Servicer with respect to the BANA Mortgage Loans. All costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Servicer and amending this Agreement to reflect such succession as
Servicer pursuant to this Section 5.01 shall be paid by the predecessor
Servicer. Notwithstanding the termination of the Servicer pursuant hereto, the
Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination.

Section 5.02. Master Servicer to Act; Appointment of Successor.

     (a) Within 90 days of the time the Servicer receives a notice of termination pursuant to Section 5.01, the Master Servicer (or other named successor) shall be the successor in all respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof or shall appoint a successor pursuant to Section 2.06. Notwithstanding the foregoing, (i) the parties hereto agree that the Master Servicer, in its capacity as successor Servicer, immediately will assume all of the obligations of the Servicer under this Agreement, (ii) the Master Servicer, in its capacity as successor Servicer, shall not be responsible for the lack of information and/or documents that it cannot obtain through reasonable efforts and (iii)
under no circumstances shall any provision of this Agreement be construed to require the Master Servicer, acting in its capacity as successor to the Servicer in its obligation to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable.
Subject to Section 5.02(b), as compensation therefor, the Master Servicer shall be entitled to such compensation as the terminated Servicer would have been entitled to hereunder if no such notice of termination had been given.
Notwithstanding the above, the Master Servicer may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000

                                      -30-

as the successor to the terminated Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder; provided, however, that any such institution appointed as successor
Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Servicer. The appointment of a successor
Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer, nor shall any successor Servicer be liable for any acts or omissions of the predecessor
Servicer or for any breach by the Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to the terminated Servicer hereunder, unless the
Master Servicer is prohibited by law from so acting, the Master Servicer shall act in such capacity as provided above. The Master Servicer and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. All Servicing Transfer Costs shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs, and if such predecessor Servicer defaults in its obligation to pay such costs, such costs shall be paid by the Trust.

     (b) In connection with the appointment of a successor Servicer or the assumption of the duties of the Servicer, as specified in Section 5.02(a), the
Master Servicer may make such arrangements for the compensation of such successor as it and such successor agree.

     (c) Any successor, including the Master Servicer, to the Servicer as servicer shall during the term of its service as servicer maintain in force (i)
a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Servicer is so required pursuant to Section 2.03.

                                   ARTICLE VI

                                   TERMINATION

Section 6.01. Termination upon Purchase by the Master Servicer or Liquidation of
              All Mortgage Loans.

     Subject to Section 10.02 of the Pooling and Servicing Agreement, the
respective obligations and responsibilities of the Depositor and the Servicer created hereby shall terminate upon the earlier of (a) the last action required to be taken by the Securities Administrator on the Final Distribution Date
pursuant to Article X of the Pooling and Servicing Agreement or (b) the final payment or other liquidation (or any advance with respect thereto) of the last
BANA Mortgage Loan remaining in the Trust Estate or the disposition of all related REO Property.

                                      -31-

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

Section 7.01. Amendment.

     This Agreement may be amended from time to time by the Servicer and the
Depositor with a written agreement signed by the Servicer and the Depositor;
provided that the party requesting such amendment shall, at its own expense, provide the Trustee, the Securities Administrator and the Master Servicer with an Opinion of Counsel that such amendment will not materially adversely affect the interest of the Certificateholders in the BANA Mortgage Loans. Any such amendment shall be deemed not to adversely affect in any material respect any interest of the Certificateholders in the BANA Mortgage Loans if the Trustee
receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce, qualify or withdraw the then current rating assigned to the Certificates (and any Opinion of Counsel received by the
Trustee, Securities Administrator and the Master Servicer in connection with any such amendment may rely expressly on such confirmation as the basis therefore);
provided, however, this Agreement may be amended by the Servicer and the
Depositor from time to time without the delivery of an Opinion of Counsel described above to the extent necessary, in the judgment of the Servicer and its counsel, to comply with the SEC Rules.

Section 7.02. Governing Law.

     THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE
OF NEW YORK, WITHOUT APPLICATION OF THE CONFLICTS OF LAWS PROVISIONS THEREOF,
AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE
DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     With respect to any claim arising out of this Agreement, each party irrevocably submits to the exclusive jurisdiction of the courts of the State of
New York and the United States District Court located in the Borough of
Manhattan in The City of New York, and each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such courts, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, provided that service of process has been made by any lawful means.

Section 7.03. Notices.

     All demands, notices, instructions, directions, requests and communications required or permitted to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, to (a) in the case of the Depositor, Banc of
America Funding Corporation, 214 North Tryon Street, Charlotte, North Carolina
28255, Attention: General Counsel and Chief Financial Officer and (b) in the

                                      -32-

case of the Servicer, Bank of America, National Association, 475 Crosspoint
Parkway, Getzville, New York 14068-9000, Attention: Servicing Manager.

Section 7.04. Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this
Agreement.

Section 7.05. Assignment by the Depositor.

     Simultaneously with the conveyances of (i) the BANA Mortgage Loans on a servicing-retained basis by Bank of America, National Association to the
Depositor pursuant to the Mortgage Loan Purchase Agreement and (ii) the BANA
Mortgage Loans by the Depositor to the Trustee pursuant to the Pooling and
Servicing Agreement, the Depositor will assign all of its rights hereunder to the Trustee, and the Trustee then shall succeed to all rights of the Depositor under this Agreement.

                                      -33-

     IN WITNESS WHEREOF, the Depositor and the Servicer have caused this
Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.

                                        BANC OF AMERICA FUNDING CORPORATION,
                                           as Depositor

                                        By:    /s/ Scott Evans
                                            ------------------------------------
                                        Name:  Scott Evans
                                        Title: Senior Vice President

                                        BANK OF AMERICA, NATIONAL ASSOCIATION,
                                           as Servicer

                                        By:    /s/ Bruce W. Good
                                            ------------------------------------
                                        Name:  Bruce W. Good
                                        Title: Vice President

Acknowledged and agreed to by:

WELLS FARGO BANK, N.A.,
as Securities Administrator and as
Master Servicer

By:    /s/ Peter A. Gobell
    ------------------------------------
Name:  Peter A. Gobell
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:    /s/ Melissa A. Rosal
    ------------------------------------
Name:  Melissa A. Rosal
Title: Vice President

                                    EXHIBIT A

                FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT

                                     [Date]

     [_______________] hereby certifies that it has established a [__________]
Account pursuant to Section [________] of the Servicing Agreement, dated April
28, 2006, between Banc of America Funding Corporation, as Depositor, and Bank of
America, National Association, as Servicer.

                                        [               ],
                                         ---------------

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT B

                      Form of Sarbanes-Oxley Certification

                       Banc of America Funding Corporation
                       Mortgage Pass-Through Certificates,
                                  Series 2006-D

     I, ________________________________, the _______________________ of Bank of
America, National Association (the "Servicer"), certify to Wells Fargo Bank,
N.A. (the "Master Servicer") and its officers, with the knowledge and intent that they will rely upon this certification, that:

1.   I have reviewed the compliance statement of the Servicer provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"),
     the report on assessment of the Servicer's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing
     Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under
     Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item
     1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules
     13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation
     AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the
     Mortgage Loans by the Servicer during 200[_] that were delivered by the
     Servicer to the Master Servicer pursuant to the Agreement (collectively, the "Servicing Information");

2.   Based on my knowledge, the Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicing Information;

3.   Based on my knowledge, all of the Servicing Information required to be provided by the Servicer under the Agreement has been provided to the
     Master Servicer;

4.   I am responsible for reviewing the activities performed by the Servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation
     Report, the Servicer has fulfilled its obligations under the Agreement in all material respects; and

5.   The Compliance Statement required to be delivered by the Servicer pursuant to the Agreement, and the Servicing Assessment and Attestation Report
     required to be provided by the Servicer and by any Subservicer or
     Subcontractor pursuant to the Agreement, have been provided to the Master
     Servicer. Any material instances of noncompliance

     described in such reports have been disclosed to the Master Servicer. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

     In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated party: [__________]

[_________], 200[_]

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                   Exhibit C-1

                  STANDARD FILE LAYOUT - DELINQUENCY REPORTING

COLUMN/HEADER NAME                                     DESCRIPTION                            DECIMAL   FORMAT COMMENT
---------------------------   -------------------------------------------------------------   -------   --------------

SERVICER_LOAN_NBR             A unique number assigned to a loan by the Servicer. This
                              may be different than the LOAN_NBR

LOAN_NBR                      A unique identifier assigned to each loan by the originator.

CLIENT_NBR                    Servicer Client Number

SERV_INVESTOR_NBR             Contains a unique number as assigned by an external servicer to identify a group of loans in their system.

BORROWER_FIRST_NAME           First Name of the Borrower.

BORROWER_LAST_NAME            Last name of the borrower.

PROP_ADDRESS                  Street Name and Number of Property

PROP_STATE                    The state where the property located.

PROP_ZIP                      Zip code where the property is located.

BORR_NEXT_PAY_DUE_DATE        The date that the borrower's next payment is due to the                   MM/DD/YYYY
                              servicer at the end of processing cycle, as reported by
                              Servicer.

LOAN_TYPE                     Loan Type (i.e. FHA, VA, Conv)

BANKRUPTCY_FILED_DATE         The date a particular bankruptcy claim was filed.                         MM/DD/YYYY

BANKRUPTCY_CHAPTER_CODE       The chapter under which the bankruptcy was filed.

BANKRUPTCY_CASE_NBR           The case number assigned by the court to the bankruptcy
                              filing.

POST_PETITION_DUE_DATE        The payment due date once the bankruptcy has been approved                MM/DD/YYYY
                              by the courts

BANKRUPTCY_DCHRG_DISM_DATE    The Date The Loan Is Removed From Bankruptcy. Either by                   MM/DD/YYYY
                              Dismissal, Discharged and/or a Motion For Relief Was
                              Granted.

LOSS_MIT_APPR_DATE            The Date The Loss Mitigation Was Approved By The Servicer                 MM/DD/YYYY

LOSS_MIT_TYPE                 The Type Of Loss Mitigation Approved For A Loan Such As;

LOSS_MIT_EST_COMP_DATE        The Date The Loss Mitigation /Plan Is Scheduled To End/Close              MM/DD/YYYY

LOSS_MIT_ACT_COMP_DATE        The Date The Loss Mitigation Is Actually Completed                        MM/DD/YYYY

FRCLSR_APPROVED_DATE          The date DA Admin sends a letter to the servicer with                     MM/DD/YYYY
                              instructions to begin foreclosure proceedings.

ATTORNEY_REFERRAL_DATE        Date File Was Referred To Attorney to Pursue Foreclosure                  MM/DD/YYYY

FIRST_LEGAL_DATE              Notice of 1st legal filed by an Attorney in a Foreclosure                 MM/DD/YYYY
                              Action

FRCLSR_SALE_EXPECTED_DATE     The date by which a foreclosure sale is expected to occur.                MM/DD/YYYY

FRCLSR_SALE_DATE              The actual date of the foreclosure sale.                                  MM/DD/YYYY

FRCLSR_SALE_AMT               The amount a property sold for at the foreclosure sale.            2      No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)

EVICTION_START_DATE           The date the servicer initiates eviction of the borrower.                 MM/DD/YYYY

EVICTION_COMPLETED_DATE       The date the court revokes legal possession of the property               MM/DD/YYYY
                              from the borrower.

LIST_PRICE                    The price at which an REO property is marketed.                    2      No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)

LIST_DATE                     The date an REO property is listed at a particular price.                 MM/DD/YYYY

OFFER_AMT                     The dollar value of an offer for an REO property.                  2      No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)

OFFER_DATE_TIME               The date an offer is received by DA Admin or by the Servicer.             MM/DD/YYYY

REO_CLOSING_DATE              The date the REO sale of the property is scheduled to close.              MM/DD/YYYY

REO_ACTUAL_CLOSING_DATE       Actual Date Of REO Sale                                                   MM/DD/YYYY

OCCUPANT_CODE                 Classification of how the property is occupied.

PROP_CONDITION_CODE           A code that indicates the condition of the property.

PROP_INSPECTION_DATE          The date a  property inspection is performed.                             MM/DD/YYYY

APPRAISAL_DATE                The date the appraisal was done.                                          MM/DD/YYYY

CURR_PROP_VAL                 The current "as is" value of the property based on brokers         2
                              price opinion or appraisal.

REPAIRED_PROP_VAL             The amount the property would be worth if repairs are              2
                              completed pursuant to a broker's price opinion or appraisal.

IF APPLICABLE:

DELINQ_STATUS_CODE            FNMA Code Describing Status of Loan

DELINQ_REASON_CODE            The circumstances which caused a borrower to stop paying on
                              a loan.   Code indicates the reason why the loan is in
                              default for this cycle.

MI_CLAIM_FILED_DATE           Date Mortgage Insurance Claim Was Filed With Mortgage                     MM/DD/YYYY
                              Insurance Company.

MI_CLAIM_AMT                  Amount of Mortgage Insurance Claim Filed                                  No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)

MI_CLAIM_PAID_DATE            Date Mortgage Insurance Company Disbursed Claim Payment                   MM/DD/YYYY

MI_CLAIM_AMT_PAID             Amount Mortgage Insurance Company Paid On Claim                    2      No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)

POOL_CLAIM_FILED_DATE         Date Claim Was Filed With Pool Insurance Company                          MM/DD/YYYY

POOL_CLAIM_AMT                Amount of Claim Filed With Pool Insurance Company                  2      No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)

POOL_CLAIM_PAID_DATE          Date Claim Was Settled and The Check Was Issued By The Pool               MM/DD/YYYY
                              Insurer

POOL_CLAIM_AMT_PAID           Amount Paid On Claim By Pool Insurance Company                     2      No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)

FHA_PART_A_CLAIM_FILED_DATE   Date FHA Part A Claim Was Filed With HUD                                  MM/DD/YYYY

FHA_PART_A_CLAIM_AMT          Amount of FHA Part A Claim Filed                                   2      No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)

FHA_PART_A_CLAIM_PAID_DATE    Date HUD Disbursed Part A Claim Payment                                   MM/DD/YYYY

FHA_PART_A_CLAIM_PAID_AMT     Amount HUD Paid on Part A Claim                                    2      No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)

FHA_PART_B_CLAIM_FILED_DATE   Date FHA Part B Claim Was Filed With HUD                                  MM/DD/YYYY

FHA_PART_B_CLAIM_AMT          Amount of FHA Part B Claim Filed                                   2      No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)

FHA_PART_B_CLAIM_PAID_DATE    Date HUD Disbursed Part B Claim Payment                                   MM/DD/YYYY

FHA_PART_B_CLAIM_PAID_AMT     Amount HUD Paid on Part B Claim                                    2      No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)

VA_CLAIM_FILED_DATE           Date VA Claim Was Filed With the Veterans Admin                           MM/DD/YYYY

VA_CLAIM_PAID_DATE            Date Veterans Admin. Disbursed VA Claim Payment                           MM/DD/YYYY

VA_CLAIM_PAID_AMT             Amount Veterans Admin. Paid on VA Claim                            2      No commas(,)
                                                                                                        or dollar
                                                                                                        signs ($)

     The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

          o   ASUM-   Approved Assumption

          o   BAP-    Borrower Assistance Program

          o   CO-     Charge Off
          o   DIL-    Deed-in-Lieu
          o   FFA-    Formal Forbearance Agreement
          o   MOD-    Loan Modification
          o   PRE-    Pre-Sale
          o   SS-     Short Sale
          o   MISC-   Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss
Mitigation Types other than those above are used, the Servicer must supply Wells
Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

          o   Mortgagor
          o   Tenant
          o   Unknown
          o   Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

          o   Damaged
          o   Excellent
          o   Fair
          o   Gone
          o   Good
          o   Poor
          o   Special Hazard
          o   Unknown

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

DELINQUENCY CODE   DELINQUENCY DESCRIPTION
----------------   -----------------------------------------
       001         FNMA-Death of principal mortgagor
       002         FNMA-Illness of principal mortgagor
       003         FNMA-Illness of mortgagor's family member
       004         FNMA-Death of mortgagor's family member
       005         FNMA-Marital difficulties
       006         FNMA-Curtailment of income
       007         FNMA-Excessive Obligation
       008         FNMA-Abandonment of property
       009         FNMA-Distant employee transfer
       011         FNMA-Property problem
       012         FNMA-Inability to sell property
       013         FNMA-Inability to rent property
       014         FNMA-Military Service
       015         FNMA-Other
       016         FNMA-Unemployment
       017         FNMA-Business failure
       019         FNMA-Casualty loss
       022         FNMA-Energy environment costs
       023         FNMA-Servicing problems
       026         FNMA-Payment adjustment
       027         FNMA-Payment dispute
       029         FNMA-Transfer of ownership pending
       030         FNMA-Fraud
       031         FNMA-Unable to contact borrower
       INC         FNMA-Incarceration

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

STATUS CODE   STATUS DESCRIPTION
-----------   ------------------------------------------
     09       Forbearance
     17       Pre-foreclosure Sale Closing Plan Accepted
     24       Government Seizure
     26       Refinance
     27       Assumption
     28       Modification
     29       Charge-Off
     30       Third Party Sale
     31       Probate
     32       Military Indulgence
     43       Foreclosure Started
     44       Deed-in-Lieu Started
     49       Assignment Completed
     61       Second Lien Considerations
     62       Veteran's Affairs-No Bid
     63       Veteran's Affairs-Refund
     64       Veteran's Affairs-Buy-Down
     65       Chapter 7 Bankruptcy
     66       Chapter 11 Bankruptcy
     67       Chapter 13 Bankruptcy

                                   Exhibit C-2

                     STANDARD FILE LAYOUT - MASTER SERVICING

COLUMN NAME              DESCRIPTION                                     DECIMAL   FORMAT COMMENT                     MAX SIZE
----------------------   ---------------------------------------------   -------   --------------------------------   --------

SER_INVESTOR_NBR         A value assigned by the Servicer to define a              Text up to 10 digits                  20
                         group of loans.

LOAN_NBR                 A unique identifier assigned to each loan by              Text up to 10 digits                  10
                         the investor.

SERVICER_LOAN_NBR        A unique number assigned to a loan by the                 Text up to 10 digits                  10
                         Servicer. This may be different than the
                         LOAN_NBR.

BORROWER_NAME            The borrower name as received in the file.                Maximum length of 30 (Last,           30
                         It is not separated by first and last name.               First)

SCHED_PAY_AMT            Scheduled monthly principal and scheduled          2      No commas(,) or dollar signs ($)      11
                         interest payment that a borrower is expected
                         to pay, P&I constant.

NOTE_INT_RATE            The loan interest rate as reported by the          4      Max length of 6                       6
                         Servicer.

NET_INT_RATE             The loan gross interest rate less the              4      Max length of 6                       6
                         service fee rate as reported by the Servicer.

SERV_FEE_RATE            The servicer's fee rate for a loan as              4      Max length of 6                       6
                         reported by the Servicer.

SERV_FEE_AMT             The servicer's fee amount for a loan as            2      No commas(,) or dollar signs ($)      11
                         reported by the Servicer.

NEW_PAY_AMT              The new loan payment amount as reported by         2      No commas(,) or dollar signs ($)      11
                         the Servicer.

NEW_LOAN_RATE            The new loan rate as reported by the               4      Max length of 6                       6
                         Servicer.

ARM_INDEX_RATE           The index the Servicer is using to calculate       4      Max length of 6                       6
                         a forecasted rate.

ACTL_BEG_PRIN_BAL        The borrower's actual principal balance at         2      No commas(,) or dollar signs ($)      11
                         the beginning of the processing cycle.

ACTL_END_PRIN_BAL        The borrower's actual principal balance at         2      No commas(,) or dollar signs ($)      11
                         the end of the processing cycle.

BORR_NEXT_PAY_DUE_DATE   The date at the end of processing cycle that              MM/DD/YYYY                            10
                         the borrower's next payment is due to the
                         Servicer, as reported by Servicer.

SERV_CURT_AMT_1          The first curtailment amount to be applied.        2      No commas(,) or dollar signs ($)      11

SERV_CURT_DATE_1         The curtailment date associated with the                  MM/DD/YYYY                            10
                         first curtailment amount.

CURT_ADJ_ AMT_1          The curtailment interest on the first              2      No commas(,) or dollar signs ($)      11
                         curtailment amount, if applicable.

SERV_CURT_AMT_2          The second curtailment amount to be applied.       2      No commas(,) or dollar signs ($)      11

SERV_CURT_DATE_2         The curtailment date associated with the                  MM/DD/YYYY                            10
                         second curtailment amount.

CURT_ADJ_ AMT_2          The curtailment interest on the second             2      No commas(,) or dollar signs ($)      11
                         curtailment amount, if applicable.

SERV_CURT_AMT_3          The third curtailment amount to be applied.        2      No commas(,) or dollar signs ($)      11

SERV_CURT_DATE_3         The curtailment date associated with the                  MM/DD/YYYY                            10
                         third curtailment amount.

CURT_ADJ_AMT_3           The curtailment interest on the third              2      No commas(,) or dollar signs ($)      11
                         curtailment amount, if applicable.

PIF_AMT                  The loan "paid in full" amount as reported         2      No commas(,) or dollar signs ($)      11
                         by the Servicer.

PIF_DATE                 The paid in full date as reported by the                  MM/DD/YYYY                            10
                         Servicer.

ACTION_CODE              The standard FNMA numeric code used to                    Action Code Key: 15=Bankruptcy,       2
                         indicate the default/delinquent status of a               30=Foreclosure, , 60=PIF,
                         particular loan.                                          63=Substitution,
                                                                                   65=Repurchase,70=REO

INT_ADJ_AMT              The amount of the interest adjustment as           2      No commas(,) or dollar signs ($)      11
                         reported by the Servicer.

SOLDIER_SAILOR_ADJ_AMT   The Soldier and Sailor Adjustment amount, if       2      No commas(,) or dollar signs ($)      11
                         applicable.

NON_ADV_LOAN_AMT         The Non Recoverable Loan Amount, if                2      No commas(,) or dollar signs ($)      11
                         applicable.

LOAN_LOSS_AMT            The amount the Servicer is passing as a            2      No commas(,) or dollar signs ($)      11
                         loss, if applicable.

SCHED_BEG_PRIN_BAL       The scheduled outstanding principal amount         2      No commas(,) or dollar signs ($)      11
                         due at the beginning of the cycle date to be
                         passed through to investors.

SCHED_END_PRIN_BAL       The scheduled principal balance due to             2      No commas(,) or dollar signs ($)      11
                         investors at the end of a processing cycle.

SCHED_PRIN_AMT           The scheduled principal amount as reported         2      No commas(,) or dollar signs ($)      11
                         by the Servicer for the current cycle --
                         only applicable for Scheduled/Scheduled
                         Loans.

SCHED_NET_INT            The scheduled gross interest amount less the       2      No commas(,) or dollar signs ($)      11
                         service fee amount for the current cycle as
                         reported by the Servicer -- only applicable
                         for Scheduled/Scheduled Loans.

ACTL_PRIN_AMT            The actual principal amount collected by the       2      No commas(,) or dollar signs ($)      11
                         Servicer for the current reporting cycle --
                         only applicable for Actual/Actual Loans.

ACTL_NET_INT             The actual gross interest amount less the          2      No commas(,) or dollar signs ($)      11
                         service fee amount for the current reporting
                         cycle as reported by the Servicer -- only
                         applicable for Actual/Actual Loans.

PREPAY_PENALTY_ AMT      The penalty amount received when a borrower        2      No commas(,) or dollar signs ($)      11
                         prepays on his loan as reported by the
                         Servicer.

PREPAY_PENALTY_ WAIVED   The prepayment penalty amount for the loan         2      No commas(,) or dollar signs ($)      11
                         waived by the servicer.

MOD_DATE                 The Effective Payment Date of the                         MM/DD/YYYY                            10
                         Modification for the loan.

MOD_TYPE                 The Modification Type.                                    Varchar - value can be alpha or       30
                                                                                   numeric

DELINQ_P&I_ADVANCE_AMT   The current outstanding principal and              2      No commas(,) or dollar signs ($)      11
                         interest advances made by Servicer.

                                   Exhibit C-3

          CALCULATION OF REALIZED LOSS/GAIN FORM 332- INSTRUCTION SHEET

     (a)  The numbers on the form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.   The Actual Unpaid Principal Balance of the Mortgage Loan. For
     documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.   The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.
     For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.   Accrued Servicing Fees based upon the Scheduled Principal Balance of the
     Mortgage Loan as calculated on a monthly basis. For documentation, an
     Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12. Complete as applicable. All line entries must be supported by copies of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

13.  The total of lines 1 through 12.

(b)  Credits:

14-21. Complete as applicable. All line entries must be supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy
       Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy
       Deficiency should be input on line 20.

22.  The total of lines 14 through 21.

Please note: For HUD/VA loans, use line (15) for Part A/Initial proceeds and line (16) for Part B/Supplemental proceeds.

(c)  Total Realized Loss (or Amount of Any Gain)

23.  The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

CALCULATION OF REALIZED LOSS/GAIN FORM 332

                             WELLS FARGO BANK, N.A.
                        CALCULATION OF REALIZED LOSS/GAIN

Prepared by: _________________________________________   Date: _________________

Phone: ______________________ Email Address: _____________________

Servicer Loan No.   Servicer Name   Servicer Address
_________________   _____________   ________________

WELLS FARGO BANK, N.A. Loan No. _____________________________

Borrower's Name: ________________________________________________________
Property Address: ______________________________________________________________
LIQUIDATION AND ACQUISITION EXPENSES:
(1)  Actual Unpaid Principal Balance of Mortgage Loan   $________________(1)
(2)  Interest accrued at Net Rate                        ________________(2)
(3)  Accrued Servicing Fees                              ________________(3)
(4)  Attorney's Fees                                     ________________(4)
(5)  Taxes                                               ________________(5)
(6)  Property Maintenance                                ________________(6)
(7)  MI/Hazard Insurance Premiums                        ________________(7)
(8)  Utility Expenses                                    ________________(8)
(9)  Appraisal/BPO                                       ________________(9)
(10) Property Inspections                                ________________(10)
(11) FC Costs/Other Legal Expenses                       ________________(11)
(12) Other (itemize)                                    $________________(12)
        Cash for Keys___________________________         ________________
        HOA/Condo Fees__________________________         ________________
        ________________________________________         ________________
        ________________________________________         ________________
        TOTAL EXPENSES                                  $________________(13)
CREDITS:
(14) Escrow Balance                                     $________________(14)
(15) HIP Refund                                          ________________(15)
(16) Rental Receipts                                     ________________(16)
(17) Hazard Loss Proceeds                                ________________(17)
(18) Primary Mortgage Insurance Proceeds                 ________________(18)
(19) Pool Insurance Proceeds                             ________________(19)
(20) Proceeds from Sale of Acquired Property             ________________(20)
(21) Other (itemize)                                     ________________(21)
     ___________________________________________         ________________
     ___________________________________________         ________________
     TOTAL CREDITS                                      $________________(22)

TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                 $________________(23)

                                    EXHIBIT D

                         CONTENTS OF THE SERVICING FILE

1.   Copies of Mortgage Loan Documents.

2.   Residential loan application.

3.   Mortgage Loan closing statement.

4.   Verification of employment and income, if required.

5.   Verification of acceptable evidence of source and amount of downpayment.

6.   Credit report on Mortgagor, in a form acceptable to either FNMA or FHLMC.

7.   Residential appraisal report.

8.   Photograph of the Mortgaged Property.

9.   Survey of the Mortgaged Property, unless a survey is not required by the title insurer.

10.  Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, home owner association declarations, etc.

11.  Copies of all required disclosure statements.

12.  If applicable, termite report, structural engineer's report, water potability and septic certification.

13.  Sales Contract, if applicable.

14.  The Primary Insurance Policy or certificate of insurance or an electronic notation of the existence of such policy, where required pursuant to the
     Agreement.

Evidence of electronic notation of the hazard insurance policy, and if required by law, evidence of the flood insurance policy.

                                    EXHIBIT E

               SERVICING CRITERIA TO THE ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by the Servicer shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria";

                                                                      APPLICABLE
                                                                       SERVICING
                                  SERVICING CRITERIA                   CRITERIA
                   ------------------------------------------------   ----------
    REFERENCE                          CRITERIA

                        GENERAL SERVICING CONSIDERATIONS

1122(d)(1)(i)      Policies and procedures are instituted to              [X]
                   monitor any performance or other triggers and
                   events of default in accordance with the
                   transaction agreements.

1122(d)(1)(ii)     If any material servicing activities are               [X]
                   outsourced to third parties, policies and
                   procedures are instituted to monitor the third
                   party's performance and compliance with such
                   servicing activities.

1122(d)(1)(iii)    Any requirements in the transaction agreements
                   to maintain a back-up servicer for the mortgage
                   loans are maintained.

1122(d)(1)(iv)     A fidelity bond and errors and omissions policy        [X]
                   is in effect on the party participating in the
                   servicing function throughout the reporting
                   period in the amount of coverage required by and
                   otherwise in accordance with the terms of the
                   transaction agreements.

                       CASH COLLECTION AND ADMINISTRATION

1122(d)(2)(i)      Payments on mortgage loans are deposited into          [X]
                   the appropriate custodial bank accounts and
                   related bank clearing accounts no more than two
                   business days following receipt, or such other
                   number of days specified in the transaction
                   agreements.

1122(d)(2)(ii)     Disbursements made via wire transfer on behalf         [X]
                   of an obligor or to an investor are made only by
                   authorized personnel.

1122(d)(2)(iii)    Advances of funds or guarantees regarding              [X]
                   collections, cash flows or distributions, and
                   any interest or other fees charged for such
                   advances, are made, reviewed and approved as
                   specified in the transaction agreements.

1122(d)(2)(iv)     The related accounts for the transaction, such         [X]
                   as cash reserve accounts or accounts established
                   as a form of overcollateralization, are
                   separately maintained (e.g., with respect to
                   commingling of cash) as set forth in the
                   transaction agreements.

                                                                      APPLICABLE
                                                                       SERVICING
                                  SERVICING CRITERIA                   CRITERIA
                   ------------------------------------------------   ----------
    REFERENCE                          CRITERIA

1122(d)(2)(v)      Each custodial account is maintained at a              [X]
                   federally insured depository institution as set
                   forth in the transaction agreements. For
                   purposes of this criterion, "federally insured
                   depository institution" with respect to a
                   foreign financial institution means a foreign
                   financial institution that meets the
                   requirements of Rule 13k-1(b)(1) of the
                   Securities Exchange Act.

1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent       [X]
                   unauthorized access.

1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis        [X]
                   for all asset-backed securities related bank
                   accounts, including custodial accounts and
                   related bank clearing accounts. These
                   reconciliations are (A) mathematically accurate;
                   (B) prepared within 30 calendar days after the
                   bank statement cutoff date, or such other number
                   of days specified in the transaction agreements;
                   (C) reviewed and approved by someone other than
                   the person who prepared the reconciliation; and
                   (D) contain explanations for reconciling items.
                   These reconciling items are resolved within 90
                   calendar days of their original identification,
                   or such other number of days specified in the
                   transaction agreements.

                       INVESTOR REMITTANCES AND REPORTING

1122(d)(3)(i)      Reports to investors, including those to be            [X]
                   filed with the Commission, are maintained in
                   accordance with the transaction agreements and
                   applicable Commission requirements.
                   Specifically, such reports (A) are prepared in
                   accordance with timeframes and other terms set
                   forth in the transaction agreements; (B) provide
                   information calculated in accordance with the
                   terms specified in the transaction agreements;
                   (C) are filed with the Commission as required by
                   its rules and regulations; and (D) agree with
                   investors' or the trustee's records as to the
                   total unpaid principal balance and number of
                   mortgage loans serviced by the Servicer.

1122(d)(3)(ii)     Amounts due to investors are allocated and             [X]
                   remitted in accordance with timeframes,
                   distribution priority and other terms set forth
                   in the transaction agreements.

1122(d)(3)(iii)    Disbursements made to an investor are posted           [X]
                   within two business days to the Servicer's
                   investor records, or such other number of days
                   specified in the transaction agreements.

1122(d)(3)(iv)     Amounts remitted to investors per the investor         [X]
                   reports agree with cancelled checks, or other
                   form of payment, or custodial bank statements.

                                                                      APPLICABLE
                                                                       SERVICING
                                  SERVICING CRITERIA                   CRITERIA
                   ------------------------------------------------   ----------
    REFERENCE                          CRITERIA

                            POOL ASSET ADMINISTRATION

1122(d)(4)(i)      Collateral or security on mortgage loans is            [X]
                   maintained as required by the transaction
                   agreements or related mortgage loan documents.

1122(d)(4)(ii)     Mortgage loan and related documents are                [X]
                   safeguarded as required by the transaction
                   agreements

1122(d)(4)(iii)    Any additions, removals or substitutions to the        [X]
                   asset pool are made, reviewed and approved in
                   accordance with any conditions or requirements
                   in the transaction agreements.

1122(d)(4)(iv)     Payments on mortgage loans, including any              [X]
                   payoffs, made in accordance with the related
                   mortgage loan documents are posted to the
                   Servicer's obligor records maintained no more
                   than two business days after receipt, or such
                   other number of days specified in the
                   transaction agreements, and allocated to
                   principal, interest or other items (e.g.,
                   escrow) in accordance with the related mortgage
                   loan documents.

1122(d)(4)(v)      The Servicer's records regarding the mortgage          [X]
                   loans agree with the Servicer's records with
                   respect to an obligor's unpaid principal
                   balance.

1122(d)(4)(vi)     Changes with respect to the terms or status of         [X]
                   an obligor's mortgage loans (e.g., loan
                   modifications or re-agings) are made, reviewed
                   and approved by authorized personnel in
                   accordance with the transaction agreements and
                   related pool asset documents.

1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g.,             [X]
                   forbearance plans, modifications and deeds in
                   lieu of foreclosure, foreclosures and
                   repossessions, as applicable) are initiated,
                   conducted and concluded in accordance with the
                   timeframes or other requirements established by
                   the transaction agreements.

1122(d)(4)(viii)   Records documenting collection efforts are             [X]
                   maintained during the period a mortgage loan is
                   delinquent in accordance with the transaction
                   agreements. Such records are maintained on at
                   least a monthly basis, or such other period
                   specified in the transaction agreements, and
                   describe the entity's activities in monitoring
                   delinquent mortgage loans including, for
                   example, phone calls, letters and payment
                   rescheduling plans in cases where delinquency is
                   deemed temporary (e.g., illness or
                   unemployment).

                                                                      APPLICABLE
                                                                       SERVICING
                                  SERVICING CRITERIA                   CRITERIA
                   ------------------------------------------------   ----------
    REFERENCE                          CRITERIA

1122(d)(4)(ix)     Adjustments to interest rates or rates of return       [X]
                   for mortgage loans with variable rates are
                   computed based on the related mortgage loan
                   documents.

1122(d)(4)(x)      Regarding any funds held in trust for an obligor       [X]
                   (such as escrow accounts): (A) such funds are
                   analyzed, in accordance with the obligor's
                   mortgage loan documents, on at least an annual
                   basis, or such other period specified in the
                   transaction agreements; (B) interest on such
                   funds is paid, or credited, to obligors in
                   accordance with applicable mortgage loan
                   documents and state laws; and (C) such funds are
                   returned to the obligor within 30 calendar days
                   of full repayment of the Mortgage Loans, or such
                   other number of days specified in the
                   transaction agreements.

1122(d)(4)(xi)     Payments made on behalf of an obligor (such as         [X]
                   tax or insurance payments) are made on or before
                   the related penalty or expiration dates, as
                   indicated on the appropriate bills or notices
                   for such payments, provided that such support
                   has been received by the servicer at least 30
                   calendar days prior to these dates, or such
                   other number of days specified in the
                   transaction agreements.

1122(d)(4)(xii)    Any late payment penalties in connection with          [X]
                   any payment to be made on behalf of an obligor
                   are paid from the servicer's funds and not
                   charged to the obligor, unless the late payment
                   was due to the obligor's error or omission.

1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are         [X]
                   posted within two business days to the obligor's
                   records maintained by the servicer, or such
                   other number of days specified in the
                   transaction agreements.

1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible           [X]
                   accounts are recognized and recorded in
                   accordance with the transaction agreements.

1122(d)(4)(xv)     Any external enhancement or other support,
                   identified in Item 1114(a)(1) through (3) or
                   Item 1115 of Regulation AB, is maintained as set
                   forth in the transaction agreements.

                                         [NAME OF SERVICER]
                                         Date:
                                               ---------------------------------

                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------

                                   SCHEDULE I

                           BANA MORTGAGE LOAN SCHEDULE